EXHIBIT 10(m)

                   TPG PARTNERS, L.P. STOCK PURCHASE AGREEMENT


                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT ("Agreement") is entered into as of the 20th day of January, 1998 by and between Denbury Resources, Inc. ("Company") and TPG Partners, L.P. ("Buyer").

                               W I T N E S S E T H

     WHEREAS, the Company is offering $100,000,000 of its Common Shares ("Common Shares"), no par value, to the public in an offering ("Public Offering") through a syndicate of underwriters ("Underwriters"); and

     WHEREAS, concurrent with and conditioned upon the closing of the Public Offering, the Company desires to sell to Buyer, and Buyer desires to purchase from Company, $5,000,000 of the Company's Common Shares (the "Shares") pursuant to a registered offering on the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                           PURCHASE AND SALE OF SHARES

     1.1 Purchase  and Sale of Shares.  Subject to the  conditions  set forth in
Section 1.3 hereof, the Company agrees to sell the Shares to Buyer and Buyer agrees to purchase the Shares from the Company for a total purchase price of $5,000,000, on the terms and conditions set forth in this Agreement (the "TPG Offering").

     1.2 Purchase Price. The purchase price per Share for the Shares shall be the price per share of the Common Shares to the public in the Public Offering less underwriting discounts and commissions, as set forth in the final prospectus relating to the Public Offering; provided, however, that such purchase price shall be subject to approval by the Toronto Stock Exchange ("TSE"). In the event that the TSE does not approve such purchase price, the purchase price of the Shares shall be 100% of the price per share to the public in the Public Offering.

     1.3 Conditions Precedent. The Company's obligation to sell and Buyer's obligation to buy the Shares is subject to and conditioned upon (i) the closing of the Public Offering, (ii) the effectiveness of a Registration Statement relating to the TPG Offering, and (iii) the delivery to Buyer of a final prospectus relating to the TPG Offering.

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     1.4 Closing.  The purchase and sale of the Shares shall be consummated at a closing to be held simultaneously with the closing of the Public Offering, or at such other date as the parties shall agree. At the closing, the following documents shall be exchanged:

          A. In payment of the purchase price for the Shares, Buyer shall deliver immediately available funds to the Company by wire transfer to NationsBank of Texas, N.A., for the Account of Denbury Resources Inc.

          B. The Company shall deliver the certificate(s) representing the Shares to Buyer.

          C. Buyer and the Company shall execute and deliver each to the other at the closing a cross receipt for the certificate(s) representing the Shares and the funds representing the purchase price of the Shares, respectively.

     1.5 Assignment to Affiliates. Buyer may assign all or any portion of its rights to purchase the Shares under this Agreement to any one of its affiliates having TPG GenPar, L.P., as its general partner, including TPG Parallel I, L.P.

                                    ARTICLE 2
                     REPRESENTATIONS AND WARRANTIES OF BUYER

     2.1 Informed Investor. Buyer holds the position of an affiliate of the Company for the purpose of Rule 144 promulgated pursuant to the Securities Act of 1933 (the "Act"), and by reason of such position has access to substantial information regarding the Company's finances, properties, assets and liabilities, and business prospects. Such information is sufficient to permit Buyer to make an informed investment in the Shares.

     2.2 Sophisticated Investor. By reason of Buyer's business and financial experience (and the business and financial experience of any persons retained by Buyer to advise him with respect to his investment in the Shares), Buyer (together with such advisers, if any) has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment in the Shares.

     2.3 No Distribution Intent. Buyer represents to the Company that it is not acquiring the Shares with a view to, nor does it have any current intent to engage in, a distribution of the Shares. Buyer acknowledges that as an affiliate under Rule 144, Buyer may only resell the Shares in accordance with the applicable terms and conditions of Rule 144 (other than Rule 144(d)), including restrictions on the volume of Shares that may be resold and the manner of sale.


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     2.4  Authority;  No Consent.  Upon  execution  and delivery by Buyer,  this
Agreement will constitute the legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Buyer has the absolute and unrestricted right, power, and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. Buyer is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the transactions contemplated hereby.

     2.5 No Violation. Buyer represents and warrants that neither the execution and performance of this Agreement nor the consummation of the transactions contemplated hereby will (i) conflict with, or result in a breach of the terms, conditions and provisions of, or constitute a default under, its organizational documents, any agreement, indenture or other instrument under which it is bound, or (ii) violate or conflict with any judgment, decree, order, statute, rule, regulation or administrative proceedings or lawsuits, pending or threatened, of any court or any public, governmental or regulatory agency or body having jurisdiction over him or his properties or assets.

     2.6 The Toronto Stock Exchange. Buyer undertakes not to sell or otherwise dispose of any of the Common Shares purchased pursuant to this Agreement, or any securities derived therefrom, for a period of six (6) months from the date of the closing of the Public Offering without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     3.1 Shares. The Shares will be duly authorized and when issued in accordance with this Agreement and upon the payment of the purchase price set forth in Section 1.2 hereof, will be duly and validly issued, fully paid and nonassessable and the Company will deliver an opinion of Jenkens & Gilchrist, a Professional Corporation, to that effect at the closing.

     3.2 Authority; No Consent. Upon the execution and delivery by the Company of this Agreement, this Agreement will constitute the legal, valid, and binding obligation of the Company, enforceable against it in accordance with its terms. The Company has the absolute and unrestricted right, power, and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The Company is not and will not be required to obtain any consent from any person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the transactions contemplated hereby.

                                    ARTICLE 4
                                  MISCELLANEOUS

     4.1 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements, and understandings relating to the subject matter hereof.

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     4.2  Notices.  All  notices,  payments  and other  required  communications
("Notices") to the parties shall be in writing, and shall be addressed, respectively, as follows:

        If to Company:              Denbury Resources Inc.
                                    17304 Preston Road, Suite 200
                                    Dallas, Texas 75252
                                    Attn: Phil Rykhoek

        If to Buyer:                TPG Partners, L.P.
                                    201 Main Street
                                    Suite 2420
                                    Fort Worth, Texas 76102
                                    Attn: James J. O'Brien

All Notices shall be given (i) by personal delivery, or (ii) by electronic communication, with a confirmation sent by registered or certified mail, return receipt requested, or (iii) by registered or certified mail, return receipt requested. All Notices shall be deemed delivered (i) if by personal delivery, on the date of delivery if delivered during normal business hours, and, if not delivered during normal business hours, on the next business day following delivery, (ii) if by electronic communication, on the date of receipt of the electronic communication, and (iii) if solely by mail, on the date of deposit of the mailing in an official U.S. post office mail depository. A party may change its address by Notice to the other party.

     4.3 Applicable Law and Venue. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal laws, and not the law of conflicts, of the State of Texas. Any legal action relating to this Agreement shall be brought only in a court of competent jurisdiction in Dallas County, Texas or in the United States District Court for the Northern District of Texas, Dallas Division.

     4.4 Attorney's Fees. If any legal action is brought by any party hereto, it is expressly agreed that the prevailing party in such legal action shall be entitled to recover from the other party reasonable attorneys' fees in addition to any other relief that may be awarded. For the purposes of this Section, the "prevailing party" shall be the party in whose favor final judgment is entered. In the event that declaratory or injunctive relief alone is granted, the court may determine which, if either, of the parties is the prevailing party. The amount of reasonable attorneys' fees shall be determined by the court.

     4.5 Waiver. The failure of a party to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach hereof shall not constitute a waiver of any provision of this Agreement or limit the party's right thereafter to enforce any provision or exercise any right.

     4.6 Severability. If any term, provision, covenant, or restriction of this Agreement is held by the final, nonappealable order of a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions hereof shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

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     4.7 Amendments. This Agreement may be amended, modified, or superseded only by written instrument executed by all parties hereto.

     4.8 Headings. The Article and Section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent or for any purpose, to limit or define the text of any Article or Section.

     4.9 Gender and Number. Whenever required by the context, as used in this Agreement, the singular number shall include the plural and the neuter shall include the masculine or feminine gender, and vice versa.

     4.10 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

Company:                                              DENBURY RESOURCES INC.

                                                By:
                                                   ----------------------------
                                                    Phil Rykhoek
                                                    Chief Financial Officer


Buyer:                                              TPG PARTNERS, INC.

                                                By: TPG GenPar, L.P.
                                                    its General Partner

                                                    By:TPG Advisors, Inc.
                                                    its General Partner


                                                      By:
                                                         ----------------------
                                                         James J. O'Brien
                                                         Vice-President




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                            AMENDMENT TO REGISTRATION
                                RIGHTS AGREEMENT

     This AMENDMENT TO REGISTRATION RIGHT AGREEMENT is dated as of January 20, 1998, and is by and among DENBURY RESOURCES INC., A Canadian corporation (the "Company"), TPG PARTNERS, L.P., a Delaware limited partnership ("TPG"), and TPG PARALLEL I, L.P., a Delaware limited partnership ("Parallel").

                              W I T N E S S E T H :

     WHEREAS,  the  Company,  TPG and  Parallel  are  parties  to  that  certain
Registration   Rights   Agreement   effective  as  of  December  21,  1995  (the
"Registration Rights Agreement");

     WHEREAS, the Company and TPG are parties to that certain Stock Purchase Agreement dated as of January 20, 1998 (the "Stock Purchase Agreement"), whereby TPG has agreed to purchase $5,000,000 of the Company's Common Shares (the "Shares"); and

     WHEREAS, the parties desire to amend herein the Registration Rights Agreement so that the benefits accruing to TPG and Parallel thereunder shall likewise apply to the Shares to be purchased pursuant to the Stock Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

     1. Section 1(i) of the Registration Rights Agreement hereby is amended in its entirety to read as follows:

          (i) "Subject Common Shares" means the Common Shares to be acquired pursuant to the Securities Purchase Agreement, the Common Shares issuable upon exercise of the Warrants and upon conversion of the Series A Preferred Shares, and, if necessary (only with respect to registration in the United States) to register the underlying Common Shares, the Warrants and the Series A Preferred Shares, any additional Common Shares distributed in respect of such Subject Common Shares, any equity security into which the original Subject Common Shares are converted, and the Common Shares to be acquired pursuant to those two certain Stock Purchase Agreements dated as of October 2, 19967, and January 20, 1998, by and between the Company and TPG.

     2. Except as amended hereby, the Registration Rights Agreement remains in full force and effect.


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     IN  WITNESS   WHEREOF,   the  parties  have  executed  this   Amendment  to
Registration Rights Agreement effective as of the date first above written.

                                      DENBURY RESOURCES INC.


                                      By:
                                           -----------------------------------
                                            Phil Rykhoek
                                            Chief Financial Officer



                                      TPG PARTNERS,  L.P.
                                      By:TPG GenPar, L.P., its general partner
                                      By:TPG Advisors, Inc., its general partner


                                      By:
                                           -----------------------------------
                                            James J. O'Brien, Vice President



                                      TPG PARALLEL I, L.P.
                                      By:TPG GenPar, L.P., its general partner
                                      By:TPG Advisors, Inc., its general partner


                                      By:
                                           -----------------------------------
                                            James J. O'Brien, Vice President











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